UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 6, 2006
SINA Corporation
(Exact name of Registrant as specified in Charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	000-30698 (Commission File Number)	52-2236363 (I.R.S. Employer Identification No.)
Room 1802, United Plaza
1468 Nan Jing Road West
Shanghai 200040, China
(Address of Principal Executive Offices) (Zip Code)
(86-21) 6289 5678
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

☐	CFR 240.14d-2(b)) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

☐	CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURE

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SINA Corporation (the “Company”) previously reported on a Form 8-K dated January 12, 2006 that Hurst Lin, Chief Operating Officer of the Company, had indicated his intention to resign as Chief Operating Officer of the Company on March 31, 2006. The purpose of this amendment is to confirm that Mr. Lin has resigned as Chief Operating Officer of the Company effective as of March 31, 2006. The Company has not yet appointed a successor to serve as Chief Operating Officer. As reported on the Form 8-K dated January 12, 2006, Mr. Lin was appointed to the board of directors of the Company effective as of January 6, 2006. Mr. Lin continues to serve as a member of the board of directors of the Company.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINA CORPORATION (Registrant)
Date: April 6, 2006	By:	/s/ Charles Chao
Charles Chao
President and Chief Financial Officer